Table of Contents

      USAA Family of Funds                            1
      Message from the President                      2
      Investment Review                               4
      Message from the Manager                        5
      Financial Information:
         Portfolio of Investments                     8
         Notes to Portfolio of Investments           11
         Statement of Assets and Liabilities         12
         Statement of Operations                     13
         Statements of Changes in Net Assets         14
         Notes to Financial Statements               15




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Science & Technology Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.
















USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index(2)              Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.













Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

Over the past four years I have written many times of our grandchildren. As of December 4, 1998, we have five. Adam Roth Bethel was born to my daughter, Marnie, and her husband, Jeff, in Austin, Texas. The best news is that I think he's incredibly handsome and Jeff's mother thinks he looks like me. As do his four cousins, Adam has an InveStart (Registered Trademark)-type account that we've set up. His is in the USAA First Start Growth Fund. Adam is, of course, extremely bright. I am sure that in years to come he will enjoy learning about investments through the USAA First Start Program.

Adam's cousins' accounts with us are in four other USAA funds. The oldest of these accounts is now over four years old and belongs to Karl Joseph Marbach. When I last checked, its balance was over $4,600. The account is in the Income Stock Fund and, thus, is subject to all the risks of stocks. Indeed, its value dropped last August when the stock market declined sharply. But it nevertheless demonstrates the positive aspects of this kind of investment plan.

My wife and I decided to help with our grandchildren's education. Our monthly contributions have been the main driver behind Karl's account and those of his cousins. There will no doubt be future market declines, as there will be market advances. And Karl's parents no doubt add to this fund on occasion. But the key thing is that we are providing a systematic plan of adding to this investment for Karl's higher education. I'll bet such a plan will work for Adam as well.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Systematic investment plans do not assure a profit or protect against loss in declining markets.

The USAA Income Stock Fund's average annual total returns for the 1-, 5-, and 10-year periods ending January 31, 1999, were 10.68%, 15.31%, and 14.44%, respectively.

Past performance is no guarantee of future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.












Investment Review

USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.


--------------------------------------------------------------------------------
                                           7/31/98              1/31/99
--------------------------------------------------------------------------------
  Net Assets                            $111.3 Million       $183.9 Million
  Net Asset Value Per Share                 $11.17               $14.36
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
--------------------------------------------------------------------------------
  7/31/98 to 1/31/99             1 Year             Since Inception on 8/1/97
      28.56%(+)                  51.96%                      27.28%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/97 through 01/31/99. The data points from the graph are as follows:


               USAA Science &            S&P 500          Lipper Science &
               Technology Fund            Index            Tech Funds Avg.
               ---------------           -------          ----------------

08/01/97         $10,000                 $10,000             $10,000
08/31/97           9,380                   9,440              10,042
09/30/97           9,800                   9,957              10,571
10/31/97           9,200                   9,625               9,575
11/30/97           9,240                  10,070               9,470
12/31/97           9,070                  10,243               9,178
01/31/98           9,450                  10,356               9,404
02/28/98          10,540                  11,102              10,482
03/31/98          10,660                  11,670              10,714
04/30/98          11,020                  11,790              11,162
05/31/98          10,390                  11,588              10,339
06/30/98          11,170                  12,058              11,159
07/31/98          11,170                  11,931              10,962
08/31/98           9,240                  10,207               8,739
09/30/98          10,100                  10,861               9,933
10/31/98          10,870                  11,743              10,582
11/30/98          11,660                  12,455              12,029
12/31/98          13,300                  13,172              14,059
01/31/99          14,360                  13,723              16,308

Data since inception on 8/1/97 through 1/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average, an average performance level of all science & technology funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.












Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, CURT ROHRMAN, CFA, APPEARS HERE]

STRATEGY
Your USAA Science & Technology Fund invests in a broad spectrum of companies benefiting from the development and use of scientific and technological advances. This extends our strategy beyond the investment objective of most technology funds that focus on traditional computer technology. It includes areas such as telecom services, pharmaceuticals, medical devices, aerospace/defense, and oilfield service. We believe a broad-based approach to technology has the ability to provide performance returns comparable to traditional technology funds over time, but with lower volatility due to greater diversification.

FUND PERFORMANCE
From July 31, 1998 to January 31, 1999, the USAA Science & Technology Fund's cumulative total return was 28.56%, remarkable yet short of the Lipper Science & Technology Funds Average return of 48.04%.(1) Our heavy weightings in semiconductors and semiconductor capital equipment companies, such as Teradyne, Applied Materials, Texas Instruments, and Intel helped performance. Other positions posting strong gains included America Online, Seagate, Cisco Systems, and Microsoft. However, our exposure to healthcare clearly held back performance. During the period, technology stocks outperformed healthcare stocks by a difference of 34.3 percentage points. Such a disparity should not persist and, for reasons highlighted below, may reverse.

OUTLOOK
Our short-term and long-term outlook for the overall stock market is bullish. A combination of factors - healthy domestic demand, low inflation, strong productivity gains, and the shift to budget surpluses from budget deficits - bode well for domestic earnings growth and stable (or even expanding) price/earnings ratios (P/Es). The international outlook is better as well - troubled economies in the Far East and Asia have probably reached their lowest point, problems in Latin American economies are being addressed, and a weaker dollar has been beneficial to domestic corporations. U.S. competitiveness has never been stronger. Examples are clear leadership in computer technology, communications equipment, pharmaceuticals, and medical devices.

Our long-term outlook specific to the technology and healthcare industries is as bullish as ever. We see no credible threat on the horizon to corporate America's dominance in innovation and knowledge capital. As we stressed six months ago, it is "different this time." Advances in software, networking, semiconductors, and, most recently, the Internet have been critical to the sustainability of this economic expansion and persistent improvements in productivity and profitability. Demographics, research efficiencies, expedited approval processes, and even global harmonization of approvals, provide an outstanding environment for pharmaceuticals and medical devices.

Our short-term outlook for the technology and healthcare industries is relatively cautious for several reasons. Although past performance is no guarantee of future results, technology stocks have moved upward in a straight line since the market's bottom, with the S&P Technology sector soaring 81.6% since October 8, 1998. Signs have indeed emerged of accelerating order patterns, improved supply/demand balances, and expanded profitability in most areas of technology. But if we are correct to assume stock prices and investor expectations move in the same direction, the operating environment for technology companies had better be significantly and substantially better.

Also, Y2K will undoubtedly prove to be the most difficult factor to assess over the next 18 months. No, we don't believe airplanes will fall from the sky. But we do believe corporations understand the liability exposure of a Y2K related accident or shutdown. Regardless of the preparation taken, no one will know if they are Y2K ready until the calendar turns. As a result, corporations will err on the side of conservatism - testing code until December 31st and installing no new applications later this year - even to systems deemed Y2K compliant.

Putting these two concerns together, we believe some of the improved environment since October 1998 relates to corporate spending in anticipation of "battening down the Y2K hatches." If our assessment is accurate, the recent recovery in technology stocks may mirror a mid-1995 surge in technology stock prices. In mid-1995, a burst of demand for semiconductors and computers proved to be merely inventory building, and technology stocks fell as rapidly as they had risen once the underlying weak demand trends became apparent.

Lastly, concerns about pharmaceutical pricing pressure have resurfaced as the federal government begins exploring options to provide pharmaceutical coverage for the elderly. Washington's focus on the impeachment trial and Social Security reduces the probability of any pharmaceutical legislation being enacted this year. However, discussions may still impact stock prices.


(1)  Past  performance  is no  guarantee  of  future  results.






---------------------------------       ----------------------------------------
      TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
        (% OF NET ASSETS)                          (% OF NET ASSETS)
---------------------------------       ----------------------------------------
America Online               4.2         Electronics-Semiconductors        12.2
Cisco Systems                3.8         Drugs                             10.1
Microsoft                    3.6         Computer Software & Service        9.2
Applied Materials            3.5         Communication Equipment            7.6
Hewlett-Packard              3.2         Healthcare-Diversified             6.7
Medtronic                    3.2         Equipment-Semiconductors           6.6
Pfizer                       3.1         Medical Products & Supplies        4.6
Teradyne                     3.0         Retail-Drugs                       4.4
MCI Worldcom                 3.0         Internet Services                  4.3
Intel                        3.0         Services-Data Processing           4.2
---------------------------------       ----------------------------------------


See page 8 for a complete listing of the Portfolio of Investments.











USAA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)

                                                                       Market
  Number                                                               Value
of Shares                Security                                      (000)
--------------------------------------------------------------------------------
                     COMMON STOCKS (96.7%)
               Chemicals (2.7%)
     106,000   Monsanto Co.                                             $ 5,042
--------------------------------------------------------------------------------
               Communication Equipment (7.6%)
     170,000   LM Ericsson Telephone Co. ADR                              4,739
      40,000   Lucent Technologies, Inc.                                  4,503
      54,000   Tellabs, Inc.*                                             4,630
--------------------------------------------------------------------------------
                                                                         13,872
--------------------------------------------------------------------------------
               Computer - Hardware (3.2%)
      76,000   Hewlett-Packard Co.                                        5,956
--------------------------------------------------------------------------------
               Computer - Networking (3.8%)
      63,000   Cisco Systems, Inc.*                                       7,028
--------------------------------------------------------------------------------
               Computer - Peripherals (0.9%)
      41,000   Seagate Technology, Inc.*                                  1,668
--------------------------------------------------------------------------------
               Computer Software & Service (9.2%)
      38,000   Microsoft Corp.*                                           6,650
      86,000   Network Associates, Inc.*                                  4,504
     107,000   Rational Software Corp.*                                   3,538
      37,000   Synopsys, Inc.*                                            2,148
--------------------------------------------------------------------------------
                                                                         16,840
--------------------------------------------------------------------------------
               Drugs (10.1%)
      27,000   Eli Lilly & Co.                                            2,530
      44,000   Pfizer, Inc.                                               5,659
      94,000   Schering-Plough Corp.                                      5,123
      45,000   SmithKline Beecham plc ADR "A"                             3,052
      47,000   Zeneca Group plc ADR                                       2,209
--------------------------------------------------------------------------------
                                                                         18,573
--------------------------------------------------------------------------------
               Electronics - Semiconductors (12.2%)
     176,000   Analog Devices, Inc.*                                      5,236
      39,000   Intel Corp.                                                5,497
      34,000   KLA-Tencor Corp.*                                          1,963
      43,000   Linear Technology Corp.                                    4,375
      54,000   Texas Instruments, Inc.                                    5,339
--------------------------------------------------------------------------------
                                                                         22,410
--------------------------------------------------------------------------------
               Equipment - Semiconductors (6.6%)
     102,000   Applied Materials, Inc.*                                   6,445
      85,000   Teradyne, Inc.*                                            5,599
--------------------------------------------------------------------------------
                                                                         12,044
--------------------------------------------------------------------------------
               Finance - Diversified (2.3%)
      25,000   Federal Home Loan Mortgage Corp.                           1,550
      31,000   Morgan Stanley, Dean Witter, Discover & Co.                2,691
--------------------------------------------------------------------------------
                                                                          4,241
--------------------------------------------------------------------------------
               Healthcare - Diversified (6.7%)
      16,000   Abbott Laboratories                                          743
      35,000   Bristol-Myers Squibb Co.                                   4,487
      60,000   Johnson & Johnson, Inc.                                    5,100
      28,000   Warner-Lambert Co.                                         2,021
--------------------------------------------------------------------------------
                                                                         12,351
--------------------------------------------------------------------------------
               Insurance - Multi-Line Companies (2.8%)
      49,000   American International Group, Inc.                         5,044
--------------------------------------------------------------------------------
               Internet Services (4.3%)
      44,000   America Online, Inc.*                                      7,730
       3,700   Ticketmaster Online-CitySearch, Inc. "B"*                    232
--------------------------------------------------------------------------------
                                                                          7,962
--------------------------------------------------------------------------------
               Major Regional Banks (3.0%)
      60,000   Fleet Financial Group, Inc.                                2,659
      43,000   Mellon Bank Corp.                                          2,881
--------------------------------------------------------------------------------
                                                                          5,540
--------------------------------------------------------------------------------
               Marketing/Advertising (1.6%)
      72,700   Snyder Communications, Inc.*                               2,908
--------------------------------------------------------------------------------
               Medical Products & Supplies (4.6%)
      21,000   Becton, Dickinson & Co.                                      751
      32,000   Guidant Corp.                                              1,886
      73,000   Medtronic, Inc.                                            5,817
--------------------------------------------------------------------------------
                                                                          8,454
--------------------------------------------------------------------------------
               Oil & Gas - Drilling/Equipment (1.0%)
      38,000   Schlumberger Ltd.                                          1,810
--------------------------------------------------------------------------------
               Paper & Forest Products (0.6%)
      17,500   Georgia Pacific Corp.                                      1,129
--------------------------------------------------------------------------------
               Retail - Drugs (4.4%)
      85,000   CVS Corp.                                                  4,654
     124,000   Duane Reade, Inc.*                                         3,456
--------------------------------------------------------------------------------
                                                                          8,110
--------------------------------------------------------------------------------
               Services - Commercial & Consumer (0.5%)
      69,000   Applied Graphics Technologies, Inc.*                         992
--------------------------------------------------------------------------------
               Services - Data Processing (4.2%)
     124,900   First Data Corp.                                           4,785
      84,000   SunGard Data Systems, Inc.*                                3,014
--------------------------------------------------------------------------------
                                                                          7,799
--------------------------------------------------------------------------------
               Telecommunications - Long Distance (3.0%)
      69,000   MCI WorldCom, Inc.*                                        5,503
--------------------------------------------------------------------------------
               Telephones (1.4%)
      48,000   SBC Communications Corp.                                   2,592
--------------------------------------------------------------------------------
               Total common stocks (cost: $126,077)                     177,868
--------------------------------------------------------------------------------

   Principal
    Amount
     (000)
--------------
                     SHORT-TERM (2.4%)
               U.S. Government & Agency Issue
     $ 4,353   Federal Home Loan Mortgage Corp., 4.62%,
                2/01/1999 (cost: $4,352)                                  4,352
--------------------------------------------------------------------------------
               Total investments (cost: $130,429)                      $182,220
================================================================================









USAA SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.4% of net assets at January 31, 1999.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.


See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1999
(Unaudited)


ASSETS
   Investments in securities, at market value
    (identified cost of $130,429)                                     $ 182,220
   Cash                                                                     190
   Receivables:
      Capital shares sold                                                   928
      Dividends                                                              54
      Securities sold                                                     2,192
                                                                      ----------
         Total assets                                                   185,584
                                                                      ----------
LIABILITIES
   Securities purchased                                                   1,187
   Capital shares redeemed                                                  252
   USAA Investment Management Company                                       108
   USAA Transfer Agency Company                                              57
   Accounts payable and accrued expenses                                     39
                                                                      ----------
         Total liabilities                                                1,643
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 183,941
                                                                      ==========
REPRESENTED BY:
   Paid-in capital                                                    $ 133,048
   Accumulated net investment loss                                         (360)
   Accumulated net realized loss on investments                            (538)
   Net unrealized appreciation of investments                            51,791
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 183,941
                                                                      ==========
   Capital shares outstanding                                            12,805
                                                                      ==========
   Authorized shares of $.01 par value                                  105,000
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $   14.36
                                                                      ==========


See accompanying notes to financial statements.











USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1999
(Unaudited)


Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $2)                 $     312
      Interest                                                              179
                                                                      ----------
         Total income                                                       491
                                                                      ----------
   Expenses:
      Management fees                                                       484
      Transfer agent's fees                                                 257
      Custodian's fees                                                       31
      Postage                                                                29
      Shareholder reporting fees                                              8
      Directors' fees                                                         2
      Registration fees                                                      21
      Professional fees                                                      17
      Other                                                                   2
                                                                      ----------
         Total expenses                                                     851
                                                                      ----------
            Net investment loss                                            (360)
                                                                      ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                         24
   Change in net unrealized appreciation/depreciation                    39,392
                                                                      ----------
            Net realized and unrealized gain                             39,416
                                                                      ----------
Increase in net assets resulting from operations                      $  39,056
                                                                      ==========

See accompanying notes to financial statements










USAA SCIENCE & TECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)


                                                           1/31/99      7/31/98
                                                        ------------------------
From operations:
   Net investment loss                                    $   (360)    $   (478)
   Net realized gain (loss) on investments                      24         (562)
   Change in net unrealized appreciation/
     depreciation of investments                            39,392       12,399
                                                        ------------------------
     Increase in net assets resulting from operations       39,056       11,359
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                                73,725      120,796
   Cost of shares redeemed                                 (40,158)     (20,837)
                                                        ------------------------
     Increase in net assets from capital share
       transactions                                         33,567       99,959
                                                        ------------------------
Net increase in net assets                                  72,623      111,318
Net assets:
   Beginning of period                                     111,318           -
                                                        ------------------------
   End of period                                          $183,941     $111,318
                                                        ========================
Undistributed net investment loss included in
  net assets:
   End of period                                          $   (360)    $     -
                                                        ========================
Change in shares outstanding:
   Shares sold                                               6,148       11,974
   Shares redeemed                                          (3,304)      (2,013)
                                                        ------------------------
     Increase in shares outstanding                          2,844        9,961
                                                        ========================

See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in equity securities that are expected to benefit from the development and use of scientific and technological advances and improvements.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.


(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 1998, the Fund had capital loss carryovers for federal income tax purposes of approximately $470,000 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $64.8 million and $35.1 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $54.9 million and $3.1 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1999 was $15,000.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1999, the Association and its affiliates owned 1.3 million shares (10.0%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) YEAR 2000
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:

                                             Six-month
                                           Period Ended              Year Ended
                                            January 31,               July 31,
                                               1999                    1998*
                                        ----------------------------------------
Net asset value at
   beginning of period                     $  11.17                 $  10.00
Net investment loss                            (.03)(a)                 (.07)(a)
Net realized and unrealized gain               3.22                     1.24
                                        ----------------------------------------
Net asset value at end of period           $  14.36                 $  11.17
                                        ========================================
Total return (%)                              28.56                    11.70
Net assets at end of period (000)          $183,941                 $111,318
Ratio of expenses to
   average net assets (%)                      1.31(b)                  1.42
Ratio of net investment
   loss to average net assets (%)              (.55)(b)                 (.69)
Portfolio turnover (%)                        28.32                    76.31


 * Fund commenced operations August 1, 1997.
(a)Calculated using weighted average shares.
(b)Annualized. The ratio is not necessarily indicative of 12 months of operations.









DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777